PLEDGE AND SECURITY AGREEMENT

         This Pledge and Security Agreement is made as of the 25th day of November, 1996 between BPI Packaging Technologies, Inc., a Delaware corporation with a place of business at 455 Somerset Avenue, North Dighton, Massachusetts ("Pledgor") and Foothill Capital Corporation, a California corporation with a place of business at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California ("Pledgee").

         1. Pledge of Collateral. Pledgor hereby grants to Pledgee a continuing security interest in and to, and assigns and pledges to the Pledgee the following items and types of property, and all products, proceeds, substitutions, additions, interest, dividends and other distributions (including, without limitation, stock splits) in respect thereto, and all books, records and papers relating to the foregoing (all of which is referred to hereinafter as the "Collateral"): All of Pledgor's right, title and interest in and to all securities, investments and property described in the attached Schedule "A", together with all interest, cash dividends, rights to receive dividends, stock dividends, distributions upon redemption or liquidation, distributions as a result of split-ups, mergers, consolidations, reorganizations, dissolutions, conversions, recapitalizations or rearrangements, all stock rights, rights to subscribe, voting rights, rights to receive securities and all other property or securities of any type whatsoever which the Pledgor is or may become entitled to receive on account of the securities, investments and property described in Schedule "A", together with all rights, titles, interest, privileges and preferences appertaining or incidental thereto, together with all cash and non-cash proceeds of any or all of the foregoing.

         2. Obligations Secured. The security interest in the Collateral granted hereby secures payments and performance of all debts, obligations, loans and liabilities of Pledgor to Pledgee, whether now existing or hereafter arising (the "Obligations") under that certain Loan and Security Agreement dated of even date herewith among Pledgor, RC America, Inc. and Pledgee (the "Loan Agreement"). This Pledge Agreement shall remain in full force and effect until all of the Obligations, and any extensions or renewals thereof, together with interest accruing thereon, shall be finally and irrevocably paid in full at which time Pledgee shall convey the Collateral to Pledgor without recourse.

         3. Perfection of Security Interest. All income from the Pledged Accounts shall be reported to taxing authorities as income of the Pledgor.

         4.  Pledgee's Rights and Duties with Respect to the Collateral.

         (a) Pledgee's only duty with respect to the Collateral shall be to exercise reasonable care to secure the safe custody of such Collateral as may be in the actual possession of Pledgee. Pledgee shall have the right, but not the obligation to pay any taxes, liens, assessments, insurance premiums or other charges pertaining to Collateral. Any expenses incurred by Pledgee under the preceding sentence shall be paid to Pledgee by Pledgor upon demand, become part of the Obligations secured by the Collateral and bear interest at the default rate provided in the Loan







Agreement until paid. Pledgee shall be relieved of all responsibility for all Collateral which may be in Pledgee's possession upon surrendering it to Pledgor.

         (b) The Pledgor hereby designates the Pledgee as and for the attorney-in-fact and proxy of the Pledgor to: endorse in favor of the Pledgee any of the Collateral; cause the transfer of any of the Collateral into such name or into an account as the Pledgee may, from time to time, determine; cause the issuance of certificates for book entry and/or uncertificated securities; renew, extend, or roll over any Collateral; and make demand and initiate actions to enforce any of the Collateral, and receive and collect all money or money damages payable on account of any of the Collateral; and protect, preserve or assert any other rights of Pledgor or take any other action with respect to the Collateral. The Pledgee may take such action with respect to the Collateral as the Pledgee may reasonably determine to be necessary to protect and preserve its interest in the Collateral. The rights, remedies, powers, privileges and discretions included in this Section 4(b) may be exercised by the Pledgee at any time after the occurrence of an Event of Default. The within designation, being coupled with an interest, is irrevocable until the within Agreement is terminated by a written instrument executed by a duly authorized officer of the Pledgee. The power of attorney shall not be affected by subsequent disability or incapacity of the Pledgor. The Pledgee shall not be liable for any act or omission to act pursuant to this Section, except for Pledgee's own gross negligence and for any act or omission of Pledgee which is in actual bad faith.


         5. Pledgor's Covenants, Warranties and Indemnify. Pledgor represents, warrants and covenants

         (a) that Pledgor is the lawful owner of all right, title and interest in the Collateral and will not encumber or suffer the encumbrance of the Collateral except in favor of Pledgee,

         (b) that the Collateral is and will be fully paid and non-assessable,

         (c) that Pledgor will not:

                  i. cause or permit any of the Collateral presently evidenced by a written certificate to be converted to uncertificated securities;

                  ii. exercise any right with respect to the Collateral which would adversely affect the Pledgee's rights in the Collateral;

                  iii. file any affidavit of lost stock certificates or bonds; or

                  iv. vote the Collateral in favor of or consent to any resolution which might impose any restrictions on the sale, transfer or disposition of the Collateral.



                                       2



         (d) that the Collateral represents 100% of the issued and outstanding capital stock of each of RC America, Inc., Market Media, Inc., BPI Packaging, Inc. and BPI Packaging Limited (collectively, the "Subsidiaries"), and that Pledgor shall not permit any of the Subsidiaries to authorize or issue any further capital stock or securities or rights convertible into capital stock at any time that there remain any Obligations of Pledgor to Pledgee without written consent of Pledgee, and

         (e) that the Collateral is and will remain free and clear of all liens, encumbrances and security interests other than the security interest granted by Pledgor hereunder, and

         (f) that Pledgor has the sole right and lawful authority to pledge the Collateral and otherwise to comply with the provisions hereof. In the event that any adverse claim is asserted in respect of the Collateral or any portion thereof, except such as may result from an act of Pledgee not authorized hereunder, Pledgor promises and agrees to indemnify Pledgee and hold Pledgee harmless from and against any losses, liabilities, damages, expenses, costs and reasonable counsel fees incurred by Pledgee in exercising any right, power or remedy of Pledgee hereunder or defending, protecting or enforcing the security interest created hereunder. Any such loss, liability or expense so incurred shall be paid by Pledgor upon demand, become part of the Obligations secured by the Collateral and bear interest, at the default rate of interest set forth in the Loan Agreement and related documents, until paid.


         6. Pledgor's Default. Pledgor shall be in default hereunder upon the occurrence of any of the following events ("Events of Default"):

         Pledgor's failure to pay or perform any of the Obligations described in this Agreement or under the Loan Agreement when such payment or performance is due.

         7. Rights Appertaining to Collateral.

         (a) Prior to Event of Default: Prior to an Event of Default, the Pledgor shall be entitled to vote the Collateral and give consents, waivers and ratifications in respect thereof subject to the requirements of Section 5 above, and to the extent allowed by the Loan Agreement, any cash interest, dividends or distributions received from the Collateral.

         (b) Pledgee's Rights Upon Default. Upon the occurrence of any Event of Default, the rights of the Pledgor pursuant to Subsection (a) hereof shall automatically and immediately cease and Pledgee, if Pledgee so elects at its sole option, in addition to exercising rights granted under Section 4(b):

                  i. may vote  all or any  part of the  Collateral  and give all consents, waivers and ratifications in respect thereof, sell or convey the Collateral, cause the Collateral to be transferred into its own name, into its own account or the name or account of its nominee and otherwise act with respect thereto as the absolute owner thereof (the Pledgor hereby irrevocably constituting and appointing Pledgee Pledgor's proxy and attorney-in-fact, with full power of substitution, to do so, which


                                       3


appointment is coupled with an interest) and exercise all rights with respect to the Collateral as though Pledgee were the absolute owner thereof, whether or not such rights were retained by Pledgor as against Pledgee before the Event of Default; and

                  ii. may exercise all other rights available to a secured party under the Uniform Commercial Code and other applicable law, including without limitation the right to apply Pledgor's rights to the Collateral against the Obligations regardless of the adequacy or existence of other collateral therefor.

                        Without limiting the generality of the foregoing, upon the occurrence of any Event of Default, and at any time thereafter, the Pledgee shall have all of the rights and remedies which a secured party is entitled to exercise upon default under the Uniform Commercial Code as adopted in Massachusetts, in addition to which the Pledgee may sell or otherwise dispose of the Collateral (in one or more sales) and/or enforce and collect the Collateral (including, without limitation, the liquidation of debt instruments or securities and the exercise of conversion rights with respect to convertible securities, whether or not such instruments or securities have matured and whether or not any penalties or other charges are imposed on account of such action), for application towards (but not necessarily in complete satisfaction
of) the Obligations. The Pledgor shall remain liable to the Pledgee for any deficiency remaining following such application. Any such sale may be made either at public or private sale at Pledgee's place of business or elsewhere, or at any brokers' board or securities exchange, either or cash or upon receipt or for future delivery, at such price as Pledgee may deem fair (to the extent permitted by law), and Pledgee may be the purchaser of any or all Collateral so sold and may hold the same thereafter in its own right free from any claim of Pledgor or right of redemption. No such purchase or holding by Pledgee shall be deemed a retention by Pledgee in satisfaction of the Obligations. Unless the Collateral, threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Pledgee shall give the Pledgor such notice as may be practicable under the circumstances), the Pledgee shall give the Pledgor at least the greater of the minimum notice required by law or seven (7) days prior written notice of the date, time, and place of any public sale thereof or of the time after which any private sale or any other intended disposition is to be made. The Pledgor acknowledges that any exercise by the Pledgee of the Pledgee's right upon default may be subject to compliance by the Pledgee with any statute, regulation, ordinance, directive, or order of any federal, state, municipal, or other governmental authority ("Securities Regulations"), and Pledgee may impose, without limitation, any of the foregoing restricting the sale of securities in order to comply with applicable Securities Regulations. The Pledgee, in its reasonable discretion at any such sale, in order to comply with applicable Securities Regulations, may restrict the prospective bidders or purchasers as to their number, nature of business and investment intention, and impose, without limitation, a requirement that the persons making such purchases represent and agree, to the satisfaction of the Pledgee, that they are purchasing the Collateral for their own account, for investment, and not with a view to the distribution or resale thereof.



                                       4





         8. Application of Sale Proceeds. In the event of a sale of Collateral, the proceeds shall first be applied to the payment of the expenses of the sale, including brokers' commissions, counsel fees, any taxes or other charges imposed by law upon the Collateral or the transfer thereof and all other charges paid or incurred by Pledgee pertaining to the sale; and, second, to satisfy outstanding Obligations, in the order in which Pledgee elects in its sole discretion, any statute, custom, or usage to the contrary notwithstanding; and, third, the surplus (if any) shall be paid to Pledgor.

         9. Return of Collateral. If any Collateral is held by the Pledgee, the Pledgee shall return to the Pledgor certificates evidencing the Collateral and any blank stock powers delivered to the Pledgee pursuant to this Agreement hereof (together with any other securities and transfer documents delivered to the Pledgee under the terms hereof and, where appropriate, satisfactions, releases, discharges and notices of termination of this Agreement, duly executed and acknowledged and in proper form for filing or recording) upon the final and irrevocable payment and performance of all of the Obligations.

         10.       Further Documents and Assurances.

                  (a) The Pledgor shall, from time to time and at his own expense, promptly execute, acknowledge, witness, deliver, file and record (or procure the execution, acknowledgment, witnessing, delivery, filing and recordation of) such documents or instruments (and shall take or cause to be taken such other action) as Pledgee may reasonably request for the perfection of the security interests created hereby and for the continuation and protection thereof. The Pledgor shall promptly furnish to Pledgee evidence satisfactory to Pledgee of such filing and recordation. In addition, the Pledgor shall execute all such instruments, documents, and papers, and will do all such acts as the Pledgee may request from time to time to carry into effect the provisions and intent of this Agreement, including, without limitation, the execution of stop transfer orders, stock powers, notifications to obligors on the Collateral, the providing of notification in connection with book entry securities or general intangibles, and the providing of instructions to the issuers of uncertificated securities, and will do all such other acts as the Pledgee may request with respect to the perfection and protection of the security interest granted herein and the assignment effected hereby. Without limiting the generality of the foregoing, Pledgor shall, contemporaneously herewith, deliver to Pledgee such duly executed financing statements and consents as may be necessary in the judgment of Pledgee to perfect Pledgee's security interests in any Collateral and shall execute, acknowledge,witness, deliver, file and record such Uniform Commercial Code financing and continuation statements, notices and additional security agreements, make such notations on their records and take such other actions as Pledgee may reasonably request for the purpose of so perfecting, maintaining and protecting its security interests hereunder.

         11. Notices. All notices, demands and other communications by one party hereunder to the other shall be in writing and shall be deemed effective when sent by certified or registered mail, return receipt



                                       5



requested, postage prepaid, or by recognized overnight delivery service and addressed to the other party as set forth below:

         If to the Pledgor:  BPI Packaging Technologies, Inc.
                             455 Somerset Avenue
                             North Dighton, MA 02764


         With a copy to:     Daniel Greenberg, Esq.
                             Wilson and Orcutt, P.C.
                             201 Great Road
                             Acton, MA 01720


         If to the Pledgee:  Foothill Capital Corporation
                             11111 Santa Monica Boulevard
                             Suite 1500
                             Los Angeles, CA 90025
                             Attn: Ms. Amy Flaskerud

         With a copy to:     John L. Hackett, Esquire
                             Stroock & Stroock & Lavan
                             100 Federal Street
                             Boston, MA  02110

or to such other address of which notice is given in the same manner.

         11. Heirs, Successors,  Etc. This Pledge Agreement and all of its terms
and  provisions  shall  benefit  and  bind  the  heirs,   successors,   assigns,
transferees, executors and administrators of each of the parties hereto.

         12. Miscellaneous

                  (a) The rights, remedies, powers, privileges, and discretions of the Pledgee hereunder (hereinafter, the "Pledgee's Rights and Remedies") shall be cumulative and not exclusive of any rights, remedies, powers, privileges or discretions which Pledgee otherwise may have under the Agreement or otherwise. No delay or omissions by the Pledgee in exercising or enforcing any of the Pledgee's Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Pledgee of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No exercise of any of the Pledgee's Rights and Remedies and no other agreement or transaction of whatever nature entered into between the Pledgee and the Pledgor at any time shall preclude any other exercise of the Pledgee's Rights and Remedies. No waiver by the Pledgee of any of the Pledgee's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of the Pledgee's Rights and Remedies and all of the Pledgee's rights, remedies, powers, privileges, and discretions under any other agreement or transaction are cumulative and not alternative or exclusive and may be exercised by the Pledgee at such time or times and in such order of preference as the Pledgee in its sole discretion may determine.



                                       6




                  (b) This Agreement is intended to take effect as a sealed instrument, and it and all transactions thereunder or pursuant thereto shall be governed as to interpretation, validity, effect, rights, duties and remedies of the parties thereunder and in all other respects by the internal laws of the Commonwealth of Massachusetts.

                  (c) This Agreement and all documents which have been or may be hereinafter furnished by Pledgor to the Pledgee may be reproduced by the Pledgee by any photographic, photostatic, microfilm, xerographic, or similar process, and any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

                  (d) Jurisdiction and Venue. Borrower irrevocably submits to the non-exclusive jurisdiction of any federal or state court sitting in Suffolk County of Massachusetts, or the County of Los Angeles, California, or at Bank's discretion any other court in which the Bank shall initiate legal or equitable proceedings and which has jurisdiction over the parties and any suit, action or proceeding arising out of or relating to this Agreement. Borrower irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection it may have or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum.

                  (e) JURY WAIVER. THE BORROWER AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT, THE OBLIGATIONS, IN ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH. THE BORROWER CERTIFIES THAT NEITHER THE BANK NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.


         EXECUTED under seal as of the date first above written.


Witness:                            BPI PACKAGING TECHNOLOGIES, INC.



                                    By: /s/ Dennis Caulfield
------------------                     -----------------------



                                       7





ACCEPTED:

FOOTHILL CAPITAL CORPORATION


By:_______________________________


                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss                                                    November 25, 1996

         Then personally appeared the above-named, Dennis N. Caulfield, the CEO of BPI Packaging Technologies, Inc., and acknowledged the foregoing instrument to be his/her free act and deed on behalf of BPI Packaging Technologies, Inc., before me,

                                        ---------------------------------------
                                                                , Notary Public
                                        My Commission Expires: November 2, 2002



                                       8




                       Pledge and Security Agreement Among
        Foothill Capital Corporation and BPI Packaging Technologies, Inc.


                                  Schedule "A"
                                  ------------


1. 1 share of the common stock of Market Media, Inc., representing all of the issued and outstanding capital stock of Market Media, Inc.

2.       6  shares  of  the  common  stock  of  BPI   Packaging   (UK)  Limited,
         representing all of the issued and outstanding capital stock of BPI Packaging (UK) Limited.

3. 50,500 shares of the common stock of RC America, Inc., representing all of the issued and outstanding capital stock of RC America, Inc.